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                                                                EXHIBIT 10.51(a)

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment")
                                                                     ---------
is entered into as of July 30, 1999, among ADVANCED MICRO DEVICES, INC., a Delaware corporation ("AMD"), AMD INTERNATIONAL SALES AND SERVICE, LTD., a Delaware corporation ("AMDISS") (AMD and AMDISS individually and collectively, the "Borrower"), the several financial institutions party to the Loan Agreement
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referred to below (each a "Lender" and, collectively, the "Lenders"), and BANK
                           ------                          -------
OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as administrative agent for the Lenders (in such capacity, the "Agent").
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          WHEREAS, the Borrower, the Lenders and the Agent entered into a Loan and Security Agreement dated as of July 13, 1999 (as in effect as of the date of this Amendment, the "Loan Agreement"); and
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          WHEREAS, the Borrower has requested that the Majority Lenders agree to certain amendments to the Loan Agreement, and the Majority Lenders have agreed to such request, subject to the terms and conditions of this Amendment;

          NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions; References; Interpretation.
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          (a)  Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.

          (b) Each reference to "this Amendment", "hereof", "hereunder", "herein" and "hereby" and each other similar reference contained in the Loan Agreement, and each reference to "the Loan Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date (defined below) refer to the Loan Agreement as amended hereby.

          (c) The rules of interpretation set forth in Section 1.3 of the Loan Agreement shall be applicable to this Amendment.

2.   Amendments to Loan Agreement. Subject to the terms and conditions hereof,
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the Loan Agreement is amended as follows, effective as of the Effective Date:

          (a)  Section 1.1 of the Loan Agreement is hereby amended as follows:

               (i) The following new defined terms shall be inserted in proper alphabetical order as follows:

                    "Dresden Agreements" has the meaning specified in Section
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          9.14."
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                      "FASL Agreements" has the meaning specified in Section
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          9.14."

                      "FASL Documents" has the meaning specified in Section
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          6.1(a).

               (ii) The definition of "Borrowing Base Certificate" is hereby amended by deleting the words "five (5) Business Days prior to the date of such certificate" and substituting therefor the following:

               "(i) seven (7) Business Days prior to the date of such certificate, if such certificate is required to be delivered on a monthly basis under Section 6.7, and (ii) three (3) Business Days prior to the date of such certificate, if such certificate is required to be delivered on a weekly basis under Section 6.7,"

               (iii)  The definition of "Permitted Liens" shall be amended by
(A) deleting the word "and" at the end of subsection (k), (B) redesignating subsection (l) as subsection "(m)" and (C) inserting a new subsection (l) as follows:

                      "(l) Liens in favor of the Bank on cash collateral not exceeding $8,115,000 securing obligations of the Parent and certain of its Subsidiaries in respect of certain letters of credit and other financial accommodations provided by the Bank which are outstanding as of the Closing Date and which may from time to time be provided by the Bank and outstanding after the Closing Date; and"

          (b) Section 6.1(a) of the Loan Agreement is hereby amended as follows:

               (i) Clause (iii) shall be amended by inserting immediately after the word "documents" the following parenthetical: "(as such term is defined in the UCC)".

               (ii) Clause (vii) shall be amended by inserting immediately after the words "all books, records and other property related to or referring to any of the foregoing" the following parenthetical:

          "(but subject to the paragraph immediately following clause (viii) below)"

               (iii) Clause (viii) shall be amended by inserting immediately after the words "all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing" the following parenthetical:

          "(but subject to the immediately succeeding paragraph)"

               (iv) The final paragraph of Section 6.1(a) shall be amended and restated in its entirety as follows:

          "All of the foregoing and all other property of the Borrower in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the "Collateral." Notwithstanding the foregoing provisions of this Section 6.1, such
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          grant of a security interest shall not extend to, and the term
          "Collateral" shall not include:

               (i) any General Intangibles of the Borrower consisting of licenses, leases or other contracts or any Accounts payable to the Parent by FASL (such Accounts, the "FASL Accounts") or any chattel paper, documents or instruments evidencing any rights to payment or other obligations of FASL to the Parent (the "FASL Documents"), to the extent that (A) such General Intangibles, FASL Accounts or FASL Documents are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto, including the FASL Agreements (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (B) such consent has not been obtained; provided, however, that the foregoing grant of security
                         --------  -------
          interest shall extend to, and the term "Collateral" shall include (but subject to the exclusions from the definition of General Intangibles set forth in clauses (a) and (b) of such definition), (1) any General Intangible which is a proceed of, or otherwise related to the enforcement or collection of, any Account (other than any FASL Account which is excludable as provided above), (2) any and all proceeds of any General Intangibles and of the FASL Accounts or FASL Documents which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (3) upon obtaining the consent of any such licensor, lessor or other applicable party with respect to any such otherwise excluded General Intangibles, FASL Accounts or FASL Documents (it being understood by the parties that the Borrower shall be under no obligation hereunder to obtain any such consent), such General Intangibles, FASL Accounts and FASL Documents, as well as any and all proceeds thereof, that might have theretofore have been excluded from such grant of a security interest and the term "Collateral"; and

               (ii) any Accounts payable to the Parent by the German Subsidiary (such Accounts, the "German Subsidiary Accounts") or any General Intangibles or chattel paper, documents or instruments evidencing any rights to payment or other obligations of the German Subsidiary to the Parent, including the Dresden Agreements, and any proceeds thereof.

          (c)  Section 6.7 is hereby amended by amending and restating clause
(b) in its entirety as follows:

          "(b) on a monthly basis, (i) within seven (7) Business Days after the end of each month, an aging of the Borrower's Accounts, together with a reconciliation to the previous month's or week's, as the case may be, aging of the Borrower's Accounts and to the Borrower's general ledger; (ii) within ten (10) Business Days after the end of each month, an aging of the Borrower's accounts payable; and (iii) within ten (10) Business Days after the end of each month, Inventory reports by category, with additional detail showing additions to and deletions from the
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          Inventory;"

          (d) Section 9.14 of the Loan Agreement is hereby amended by (i) adding the parenthetical "(the "Dresden Agreements")" after the words "and related agreements" in subsection (a), and (ii) adding the parenthetical "(the "FASL Agreements") after the words "and related agreements" in subsection (b).

          (e) Section 9.20 of the Loan Agreement is hereby amended by deleting the dollar figure "$1,500,000,000" and substituting therefor "$1,050,000,000".

          (f) Section 11.1(k) of the Loan Agreement is hereby amended by deleting the comma after the word "unsatisfied" and substituting therefor the word "or".

3.   Representations and Warranties.  The Borrower hereby represents and
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warrants to the Agent and the Lenders as follows:

          (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Loan Agreement contemplated hereby).

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Agreement (as amended by this Amendment) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          (c) This Amendment and the Loan Agreement (as amended by this Amendment) constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms.

          (d) All representations and warranties of the Borrower contained in the Loan Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          (e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

          (f) The Borrower's obligations under the Loan Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.   Conditions of Effectiveness.
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          (a)  This Amendment shall be effective as of the date hereof (the
"Effective Date"), provided that the Agent shall have received from the Borrower
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and the Majority Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.
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          (b)  From and after the Effective Date, the Loan Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Loan Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

          (c) The Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5.   Good Standing Certificates.  The Borrower hereby agrees to provide to the
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Agent by not later than August 16, 1999, a good standing certificate and tax good standing certificate for the Borrower from the Secretary of State (or other appropriate Governmental Authority) of Delaware, California and Texas as of a recent date reasonably acceptable to the Agent.

6.   Waiver of Payment of Fees.  The Agent hereby waives payment of the fees due
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and payable on the Loan Availability Date under the Fee Letter, provided that
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all such fees shall be due and payable by the Borrower on August 2, 1999.

7.   Miscellaneous.
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          (a)  The Borrower acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California, provided that the Agent and the Lenders
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shall retain all rights arising under Federal law.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section
13.2 of the Loan Agreement.
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          (f)  If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Loan Agreement or the Loan Documents.

          (g) The Borrower agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                           [signature pages follow]
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                                                                Exhibit 10.51(a)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                   ADVANCED MICRO DEVICES, INC.


                                   By:   /s/ John Patterson
                                        -----------------------------------
                                   Name:  John Patterson
                                   Title: Treasurer

                                   AMD INTERNATIONAL SALES AND SERVICE,
                                   LTD.

                                   By:   /s/ John Patterson
                                       ------------------------------------
                                   Name:  John Patterson
                                   Title: Assistant Treasurer

                                   BANK OF AMERICA, N.A., as Agent and as a
                                   Lender

                                   By:   /s/ Kevin R. Kelly
                                       ------------------------------------
                                   Name:  Kevin R. Kelly
                                   Title: Vice President